EXHIBIT 13.A
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Canadian Zinc Corporation for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, I, John F. Kearney, President and Chief Executive Officer of Canadian Zinc Corporation hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: May 28, 2007

/s/ John F. Kearney
President and Chief Executive Officer